# Huixin Zhiying (Hangzhou) Technology Co., Ltd.

# and

# Li Hongwei, Zhang Chuchu, Chen Xiujuan, Zhang Guowei

# and

# Zhejiang Jingbo Ecological Technology Co., Ltd.

# Of

# Exclusive Purchase Option Agreement

| | |
|---|---|
| **Party A** | Huixin Zhiying (Hangzhou) Technology Co., Ltd. |
| **Party B** | Li Hongwei , Zhang Chuchu , Chen Xiujuan , Zhang Guowei |
| **Party C** | Zhejiang Jingbo Ecological Technology Co., Ltd. |

November 2022

In [ Hangzhou City, Zhejiang Province ] on [Nov. 21, 2022] by the following parties :

Party A:

Name: Huixin Zhiying (Hangzhou) Technology Co., Ltd.

Legal representative: Zhang Guowei

Unified social credit code: 91330183MAC2TG7B7Q

Registered address: Room 401, 4th Floor, No. 1-10, Chuangyi Road, Yinhu Street, Fuyang District, Hangzhou City, Zhejiang Province

Party B:

Party B 1: Li Hongwei

ID number: 330183198711224131

Address: No. 189, Xinyi Village, Huyuan Township, Fuyang District, Hangzhou

Party B 2: Zhang Chuchu

ID number: 33072719970827322X

Address: No. 438, Group 19, Gulin Village, Gulin Town, Haishu District, Ningbo City

Party B 3: Chen Xiujuan

ID number: 330621197410112324

Address: Room 502, Building 24, Yinchun Xinyuan, Gaobu Town, Yuecheng District, Shaoxing City

Party B 4: Zhang Guowei

ID number: 330183198603062518

Address: No. 62, Miaoxiafan, Zhangcun Village, Dazhang Village, Changlu Town, Fuyang District, Hangzhou City

Party C:

Name: Zhejiang Jingbo Ecological Technology Co., Ltd. (the "target company")

Legal representative: Zhang Guowei

Unified social credit code: 91330103MA2H1FWW8Q

Address: Room 213, Building 1, Wangde Business Building, No. 16 Yangliubao Road, Gongshu District, Hangzhou City, Zhejiang Province

Party A, Party B, and Party C are individually referred to as a "Party" and collectively referred to as the "Parties".

**Given:**

1. Party B holds 100% equity of [Party C];

Party B and all or part of the assets owned by Party C at any time under the premise of Chinese law. Party A agrees accept such authorization.

In view of this, in accordance with the provisions of the " Civil Code " and other relevant laws and regulations, on the basis of equality, voluntariness, good faith, and consensus through consultation, the parties agree as follows, with a view to mutual compliance:

**Article 1 Confers Rights**

1.1 Exclusive Equity Purchase Right

Party B agrees: within the validity period of this contract, to grant Party A the exclusive right to purchase equity, so that it has the right to purchase all or part of the equity of the target company held by Party B at any time according to the exercise steps it decides on its own and the conditions stipulated in this agreement. The authorization is Exclusive and exclusive authorization (hereinafter referred to as "exclusive equity purchase right").

1.2 Exclusive asset purchase right

Party C agrees: within the validity period of this contract, to grant Party A the exclusive right to purchase assets, so that it has the right to purchase all or part of Party C’s assets at any time according to the exercise steps it decides on its own and the conditions stipulated in this agreement. This authorization is exclusive , Exclusive authorization (hereinafter referred to as "exclusive asset purchase right", "exclusive equity purchase right" and "exclusive asset purchase right" collectively referred to as "exclusive purchase right").

1.3 Agreement on Exclusive Purchase Right

The exclusive purchase right is the exclusive right enjoyed by Party A, and Party A has the right to transfer all or part of it to a third party, but Party B shall not dispose of all or part of the

equity in any way such as gift, transfer, pledge, etc. Party C shall not dispose of or make a commitment to dispose of all or part of its assets in any way such as gift, transfer, encumbrance (including but not limited to mortgage, pledge, lien, financial lease).

The validity period of the exclusive purchase right is consistent with the longest validity period in the transaction agreement.

**Article 2 Purchase price of equity/assets**

2.1 Purchase of equity: Party A has the right to purchase all or part of the equity held by Party B at the lowest price permitted by Chinese law.

2.2 Purchase of assets: Party A has the right to purchase the assets of Party C at the consideration of the net book value of the purchased assets, but if the minimum price allowed by Chinese law is higher than the net book value, the minimum price allowed by Chinese law shall prevail.

Note: The price mentioned in this article is the lump sum price including transfer fee, tax and other expenses.

**Article 3 Exercising the Exclusive Purchase Right**

3.1 Under the premise of complying with the provisions of Chinese laws, Party A has the right to exercise the exclusive purchase right at any time, and Party A has the right to decide

the specific time, method and frequency of exercise at its own discretion.

3.2 Party A shall notify Party B in advance each time Party A exercises the right to purchase exclusive equity, and Party B shall immediately cooperate with Party A to complete the corresponding agreement signing, registration procedures for industrial and commercial changes related to equity transfer, delivery and other work in accordance with Party A's requirements.

3.3 Each time Party A exercises the right to purchase exclusive assets, it shall notify Party B and Party C in advance, and Party C shall immediately cooperate with Party A to complete the corresponding signing of the agreement, registration procedures for the change of ownership related to asset transfer, delivery, etc., and Party B shall Immediately cooperate to issue the corresponding shareholder meeting resolution (if necessary) that approves the aforementioned asset transfer.

3.4 Party B and Party C shall also cooperate to sign one or more "Power of Attorney" (see the attachment of this agreement for the format and content), and authorize any person designated by Party A to sign and submit all laws and regulations stipulated in this agreement on behalf of Party B and Party C. document.

3.5 Party B and Party C shall take all necessary measures so that the purchase of assets and equity will not be interfered in substance or procedure, and there will be no encumbrances on the assets and equity (that is, mortgage, pledge, guarantee, third-party rights or interests And other situations that restrict the free transfer of asset ownership or equity or the full and complete enjoyment of rights, but excluding any security interests arising under the "Equity Pledge Agreement" signed by Party A and Party B.)

3.6 All parties agree that after Party A exercises the exclusive purchase right, all the transfer fees collected by Party B and Party C shall be paid to Party A or the third party designated by Party A free of charge.

**Article 4 Representations and Warranties**

4.1 Party A represents and warrants as follows:

(1) Party A has the right to sign and perform all the rights and powers under this agreement, and has gone through its internal legal authorization procedures.

(2) Party A's signing and performance of this agreement will not violate any laws and regulations binding or affecting it, or government approval, authorization and other government regulations, nor will it violate any agreements signed with third parties or any agreements made. promise.

4.2 Party B guarantees and promises as follows:

(1) He is a person with full capacity for civil conduct and full capacity for civil liability, has no criminal record, and has all the qualifications to engage in the matters under this contract, and there is no circumstance that prevents the entry into force of this agreement and Party B's continuous performance of obligations under this agreement .

(2) Party B's signing and performance of this agreement will not violate any laws and regulations binding or affecting it, or government approval, authorization and other government regulations, nor will it violate any agreements signed with third parties or any commitments made .

(3) As of the signing date of this agreement, except for the equity pledge stipulated in the "Equity Pledge Agreement" signed by Party A and Party B, all or part of the target company's equity held by Party B has no rights defects, and no pledge has been set on its equity Party B has not issued an offer to a third party to transfer all or part of the target company's equity, or made a commitment to the third party's request for the transfer of all or part of the target company's equity, nor has it signed any agreement that may affect the integrity of Party B's shareholders' rights, Documentation of validity and legality.

(4) During the validity period of this agreement, without the prior written consent of Party A, Party B shall not set up a pledge or other encumbrances on the equity of the target

company or transfer all or part of the equity of the target company, nor shall it dispose of the equity of the target company in any way; nor shall it sign Legal documents or commitments related to the aforementioned matters shall not express consent or support for the aforementioned facts and documents at the shareholders' meeting.

(5) Party B guarantees that it has made all appropriate arrangements to ensure that its heirs, spouses, creditors or other possible Therefore, relevant entities that have acquired all or part of the equity cannot affect or hinder the performance of this agreement, and this agreement will continue to be effective for such persons.

4.3 Party C guarantees and promises as follows:

(1) Party C has the right to sign and perform all the rights and powers under this agreement, and has gone through its internal legal authorization procedures.

(2) Party C's signing and performance of this agreement will not violate any laws and regulations binding or affecting it, or government approval, authorization and other government regulations, nor will it violate any agreements signed with third parties or any agreements made. promise.

(3) As of the signing date of this agreement, all or part of the assets held by Party C have been registered in the name of Party C, and there are no defects or encumbrances in the

ownership of these assets, and Party C has not issued any rights to third parties. An offer to transfer all or part of the company's assets, or an offer to accept all or part of the target company's assets from a third party, has not signed any documents that may affect the integrity, validity, and legality of ownership of the target company's assets .

(4) During the validity period of this agreement, without the prior written consent of Party A, Party C shall not sell, transfer, mortgage or dispose of the target company's assets, business, rights and interests or set up other security interests in it in any other way; Sign legal documents or make commitments related to the aforementioned matters.

(5) Party C should always operate its business reasonably and prudently to maintain the value of its assets, and refrain from any actions/omissions that would affect its operating conditions and asset values.

(6) Without the written consent of Party A, Party C shall not provide loans to any subject, nor shall it sign any major contracts (that is, contracts with a contract value exceeding [5000000] RMB or contracts that may affect the effective existence of Party C and the integrity of asset ownership) , except for normal and reasonable business contracts that occur in the course of business operations.

(7) At the request of Party A, provide information on the operation and financial status of Party C.

(8) In the event of any litigation, arbitration, administrative procedure and dispute that may affect Party C's assets, business, and income, Party A shall be notified immediately.

(9) Without the written consent of Party A, Party C shall not form a joint venture, merge or split with a third party, nor shall Party C acquire any entity or make external investment.

**Article 5 Confidentiality Responsibility**

Each party shall keep this agreement and the agreement and existence of this agreement as well as all non-public information of the other party known therefrom (that is, "confidential information") confidential, and any party shall not disclose the confidential information to any third party. Relatives of one party, etc.; the confidentiality period starts from the date of signing this agreement to the date when Party A agrees to disclose such confidential information in writing .

**Article 6 Liability for breach of contract**

6.1 If a party violates or delays the performance of this agreement or the transaction agreement, or the promises and guarantees made are untrue, incomplete , or misleading, it shall be deemed a breach of contract.

6.2 Unless otherwise stipulated in this agreement, if the breaching party causes losses to the other party due to the

breach, the breaching party shall compensate the other party for all economic losses.

**Article 7 Application of Law and Dispute Resolution**

7.1 The conclusion, effectiveness, interpretation, performance, modification, termination, rescission, resolution of disputes and unspecified matters of this contract and its appendices and supplementary agreements shall be executed in accordance with the relevant laws and regulations of the mainland of the People's Republic of China.

7.2 Any dispute arising from the performance of this agreement or the supplementary agreement shall be resolved through friendly negotiation between the parties. If the negotiation fails, either party has the right to file a lawsuit in the people's court where the contract is signed.

**Article 8 Miscellaneous**

8.1 Any changes, amendments, and supplements to this agreement shall be subject to consensus among parties A, B, and C, and a written agreement shall be signed before they become effective. In the event of any conflict between this agreement and other agreements previously signed by the parties or the articles of association of the target company, the provisions of this agreement shall prevail.

8.2 If any party fails to exercise or delays in exercising a certain right under this Agreement, it does not constitute a waiver of this right by the party.

8.3 This agreement is effective to the successors of all parties. Without the prior written consent of Party A, Party B shall not transfer all or part of the rights and obligations under this agreement. However, Party B agrees that Party A may transfer all or part of its rights and obligations under this agreement to a third party at any time, and the terms of this agreement shall continue to be valid for the third party and Party B.

8.4 This agreement will come into effect after being signed or sealed by all parties. This agreement is in six copies, Party A, B1, B2, B3, B4, and Party C each hold one copy, which has the same legal effect.

(There is no text below , it is the signature page. )

( signature page )

Party A (seal):

__________________________

Huixin Zhiying (Hangzhou) Technology Co., Ltd.

Party B (signature & printing):

B1:_____________

Li Hongwei

B2:______________

Zhang Chuchu

B 3:______________

Chen Xiujuan

B 4:______________

Zhang Guowei

Party C (seal):

_________________________________

Zhejiang Jingbo Ecological Technology Co., Ltd.

appendix:

## Power of Attorney (1)

According to the agreement of the "Exclusive Purchase Right Agreement" signed between me and [ Huixin Zhiying (Hangzhou) Technology Co., Ltd. ] and [ Zhejiang Jingbo Ecological Technology Co., Ltd. ], I issue this power of attorney:

I hereby irrevocably entrust and authorize [ Li Hongwei ] (hereinafter referred to as the "Agent") as my agent to handle:

(1) Prepare and sign the equity transfer agreement;

(2) Prepare and sign other necessary legal documents related to equity transfer;

(3) Handle all relevant legal procedures such as the approval of the transfer of the purchased equity and the change of industrial and commercial registration.

I hereby confirm that the agent has the right to exercise the rights within the scope of the above-mentioned authorization in the manner it deems appropriate, because I agree and confirm that all the consequences and responsibilities of the agent's actions shall be borne by me.

This power of attorney shall take effect from the date of signing, and shall end on the date when the " Exclusive Purchase Option Agreement" expires.

Hereby delegate!

(signature stamp): Zhang Guowei

Date: Nov. 21, 2022

**Power of Attorney (1)**

According to the agreement of the "Exclusive Purchase Right Agreement" signed between me and [ Huixin Zhiying (Hangzhou) Technology Co., Ltd. ] and [ Zhejiang Jingbo Ecological Technology Co., Ltd. ], I issue this power of attorney:

I hereby irrevocably entrust and authorize [ Li Hongwei ] (hereinafter referred to as the "Agent") as my agent to handle:

(1) Prepare and sign the equity transfer agreement;

(2) Prepare and sign other necessary legal documents related to equity transfer;

(3) Handle all relevant legal procedures such as the approval of the transfer of the purchased equity and the change of industrial and commercial registration.

I hereby confirm that the agent has the right to exercise the rights within the scope of the above-mentioned authorization in the manner it deems appropriate, because I agree and confirm that all the consequences and responsibilities of the agent's actions shall be borne by me.

This power of attorney shall take effect from the date of signing, and shall end on the date when the " Exclusive Purchase Option Agreement" expires.

Hereby delegate!

(signature stamp): Chen Xiujuan

Date: Nov. 21, 2022

**Power of Attorney (1)**

According to the agreement of the "Exclusive Purchase Right Agreement" signed between me and [ Huixin Zhiying (Hangzhou) Technology Co., Ltd. ] and [ Zhejiang Jingbo Ecological Technology Co., Ltd. ], I issue this power of attorney:

I hereby irrevocably entrust and authorize [ Li Hongwei ] (hereinafter referred to as the "Agent") as my agent to handle:

(1) Prepare and sign the equity transfer agreement;

(2) Prepare and sign other necessary legal documents related to equity transfer;

(3) Handle all relevant legal procedures such as the approval of the transfer of the purchased equity and the change of industrial and commercial registration.

I hereby confirm that the agent has the right to exercise the rights within the scope of the above-mentioned authorization in the manner it deems appropriate, because I agree and confirm that all the consequences and responsibilities of the agent's actions shall be borne by me.

This power of attorney shall take effect from the date of signing, and shall end on the date when the " Exclusive Purchase Option Agreement" expires.

Hereby delegate!

(signature stamp): Zhang Chuchu

Date: Nov. 21, 2022

**Power of Attorney (2)**

the "Exclusive Purchase Option Agreement" signed between the company and [ Huixin Zhiying (Hangzhou)

Technology Co., Ltd. ], [ Li Hongwei , Zhang Chuchu , Chen Xiujuan , Zhang Guowei ], the company issues this power of attorney:

The Company hereby irrevocably entrusts and authorizes [Li Hongwei] (hereinafter referred to as the "Agent") as the Company's agent to handle:

(1) Prepare and sign the asset purchase agreement;

(2) Prepare and sign other necessary legal documents related to asset purchase;

(3) Handle all relevant legal procedures such as the approval of the purchase of the purchased assets and the registration of changes in property rights.

The company hereby confirms that the agent has the right to exercise the rights within the scope of the above authorization in a manner it deems appropriate, because the company agrees and confirms that the consequences and responsibilities of all actions taken by the agent shall be borne by the company.

This power of attorney shall take effect from the date of signing until the date of expiration of the "Exclusive Purchase Option Agreement".

Hereby delegate!

[ Zhejiang Jingbo Ecological Technology Co., Ltd. ] (seal):

Date: Nov. 21, 2022